   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 16, 1999.
                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              QUINTUS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 7372                                77-0021612
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)               IDENTIFICATION NUMBER)

                           47212 MISSION FALLS COURT
                           FREMONT, CALIFORNIA 94539
                                 (510) 624-2800
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ALAN K. ANDERSON
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              QUINTUS CORPORATION
                           47212 MISSION FALLS COURT
                           FREMONT, CALIFORNIA 94539
                                 (510) 624-2800
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

                    SCOTT C. DETTMER                                        DOUGLAS H. COLLOM
                     DAVID T. YOUNG                                         ROBERT F. KORNEGAY
                   DOUGLAS T. SHEEHY                                      PRIYA CHERIAN HUSKINS
                     KEVIN A. LUCAS                                           SCOTT GIESLER
                GUNDERSON DETTMER STOUGH                             WILSON SONSINI GOODRICH & ROSATI
          VILLENEUVE FRANKLIN & HACHIGIAN, LLP                           PROFESSIONAL CORPORATION
                 155 CONSTITUTION DRIVE                                     650 PAGE MILL ROAD
              MENLO PARK, CALIFORNIA 94025                             PALO ALTO, CALIFORNIA 94304
                     (650) 321-2400                                           (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-86919

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM      PROPOSED MAXIMUM
        TITLE OF EACH CLASS OF               AMOUNT TO BE         OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
      SECURITIES TO BE REGISTERED           REGISTERED(1)           PER SHARE               PRICE            REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001.........        575,000                $18.00             $10,350,000              $2,880
-------------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 75,000 shares which the Underwriters have the option to purchase to cover over-allotments, if any.

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

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.

     In accordance with General Instruction V to Form S-1 and Rule 462(b) promulgated under the Securities Act of 1933, this Registration Statement incorporates by reference the contents of the Registration Statement (File No. 333-86919) filed with the Securities and Exchange Commission on September 10, 1999.

CERTIFICATION.

     Quintus Corporation hereby certifies to the Securities and Exchange Commission that (1) it has instructed its bank to pay the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable, but not later than the close of business on November 16, 1999; (2) it will not revoke those instructions; and (3) it has sufficient funds in its account to cover the amount of the filing fee.

EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------
           Opinion of Gunderson Dettmer Strough Villeneuve Franklin &
   5.1     Hachigian, LLP.
  23.1     Consent of Deloitte & Touch LLP, Independent Auditors.
  23.2     Consent of Ernst & Young LLP Independent Auditors.
  23.3     Consent of PricewaterhouseCoopers LLP, Independent Auditors.
  23.4     Consent of Counsel. Reference is made to Exhibit 5.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 15th day of November, 1999.

                                      QUINTUS CORPORATION

                                      By: /s/     ALAN K. ANDERSON
                                        ----------------------------------------
                                                    Alan K. Anderson
                                                Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES
INDICATED:

                       SIGNATURE                                       TITLE                      DATE
                  /s/ ALAN K. ANDERSON                        Chief Executive Officer       November 15, 1999
--------------------------------------------------------   (Principal Executive Officer)
                    Alan K. Anderson                                and Director

                   /s/ SUSAN SALVESEN                         Chief Financial Officer       November 15, 1999
--------------------------------------------------------      (Principal Financial and
                     Susan Salvesen                           Accounting Officer) and
                                                                     Secretary

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                    Paul H. Bartlett

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                      Andrew Busey

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                   Fredric W. Harman

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                     William Herman

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                    Alexander Rosen

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                     Robert W. Shaw

                           *                                          Director              November 15, 1999
--------------------------------------------------------
                     Jeanne Wohlers

                *By: /s/ SUSAN SALVESEN
  ----------------------------------------------------
                     Susan Salvesen
                    Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------
           Opinion of Gunderson Dettmer Strough Villeneuve Franklin &
   5.1     Hachigian, LLP.
  23.1     Consent of Deloitte & Touch LLP, Independent Auditors.
  23.2     Consent of Ernst & Young LLP Independent Auditors.
  23.3     Consent of PricewaterhouseCoopers LLP, Independent Auditors.
  23.4     Consent of Counsel. Reference is made to Exhibit 5.1.